UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

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Filed by Party other than Registrant	☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

UNUSUAL MACHINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Unusual Machines, Inc.

5728 Major Boulevard, Suite 250

Orlando, FL 32819

720-383-8983

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 5, 2026

To the Stockholders of Unusual Machines, Inc.:

We are pleased to invite you to attend our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 11:00 AM, Eastern Time on October 5, 2026. The Annual Meeting will be held virtually via live webcast and no in-person meeting will be held. The Annual Meeting is being held to:

1. Elect five directors for a one-year term expiring at the next annual meeting of stockholders;

2. Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3. Approval of the warrant grant to the Company’s Chief Executive Officer; and

4. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

We may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 6, 2026 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on October 5, 2026

The Notice, Proxy Statement, and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

This year, our Annual Meeting will be accessible exclusively via live webcast and no in-person meeting will be held. You can attend our Annual Meeting by joining www.virtualshareholdermeeting.com/UMAC2026. To be admitted to the Annual Meeting, you must have the control number found on your proxy card or voting instruction form. We believe that hosting a virtual Annual Meeting this year is in the best interest of the Company and its stockholders since a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet or by phone, or, if you requested and received printed proxy materials, by signing, dating, and returning the proxy card, will save us the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ Allan Evans
Allan Evans
Chief Executive Officer

August 12, 2026

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Unusual Machines, Inc.

5728 Major Boulevard, Suite 250

Orlando, FL 32819

720-383-8983

2026 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Unusual Machines, Inc., a Nevada corporation (“Unusual Machines” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2026 Annual Meeting of Stockholders of Unusual Machines (the “Annual Meeting”) to be held at 11:00 AM, Eastern Time on October 5, 2026. The Annual Meeting will be a virtual meeting via live webcast and no in-person meeting will be held. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/UMAC2026. We are furnishing proxy materials to our stockholders primarily over the Internet pursuant to the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (“SEC”) under Rule 14a-16 of the Securities Exchange Act of 1934 (the “Exchange Act”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) is first being mailed to our stockholders on or about August 24, 2026, which is at least 40 calendar days before the date of the Annual Meeting.

Who is entitled to vote?

Our Board has fixed the close of business on August 6, 2026 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 49,956,505 shares of common stock issued, outstanding and entitled to vote. Each share of Unusual Machines common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, there were no shares of preferred stock issued and outstanding.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, the Notice of Internet Availability (and, if you requested them, the printed proxy materials) has been provided directly to you by Unusual Machines.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice of Internet Availability or these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

As permitted by the SEC’s “notice and access” rules, we are making this Proxy Statement, the accompanying Notice of Annual Meeting and our 2025 Annual Report on Form 10-K available to our stockholders electronically over the Internet. On or about August 24, 2026, we are mailing to our stockholders a Notice of Internet Availability rather than a full set of printed proxy materials. The Notice of Internet Availability contains instructions on how to access and review the proxy materials online, how to vote, and how to request a printed or e-mail copy of the proxy materials. We believe this process expedites stockholders’ receipt of proxy materials, lowers the costs of the Annual Meeting and reduces the environmental impact of printing and mailing full sets of materials.

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How can I access the proxy materials online, request printed copies, and vote in advance?

The Notice, this Proxy Statement and our 2025 Annual Report on Form 10-K are available free of charge at www.proxyvote.com. To request a printed or e-mail copy of the proxy materials, follow the instructions included in the Notice of Internet Availability; there is no charge to you for requesting a copy. You may vote in advance of the Annual Meeting by Internet or by telephone following the instructions in the Notice of Internet Availability or, if you requested and received printed materials, by completing and returning the proxy card or voting instruction form. To facilitate timely delivery, any request for printed materials should be made on or before September 21, 2026.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting. This year the Annual Meeting will be held entirely virtually via live webcast and no in-person meeting will be held.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

•	Visit www.virtualshareholdermeeting.com/UMAC2026 to access the live webcast;

•	Stockholders can vote electronically; To be admitted to the Annual Meeting, you must enter the control number found on your proxy card or voting instruction form;

•	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.proxyvote.com.

Stockholders may vote and submit questions while attending the virtual Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is on your proxy card.

2.	By phone. Call 1-800-690-6903 and follow the instructions on your proxy card.

3.	By mail. If you requested and received printed copies of the proxy materials, mark, date, sign and mail promptly the proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Electronically during the meeting: You may vote electronically while attending the virtual Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

If your shares are held in street name, you may vote:

1.	By Internet. The website address for Internet voting is on your voting instruction form provided by your bank, broker, or similar organization.

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2.	By mail. If you requested and received printed copies of the proxy materials, mark, date, sign and mail promptly the voting instruction form provided by your bank or broker.

3.	Electronically during the meeting: You may vote electronically while attending the virtual Annual Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when one-third of the outstanding voting power of the outstanding shares of all classes or series of stock entitled to vote, as of the record date, are represented virtually or by proxy. Shares owned by Unusual Machines are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Unusual Machines is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors	Plurality

2.	Ratification of the selection of our independent registered public accounting firm	Majority of the votes cast on the matter

3.	Approval of the warrant grant to the Company’s Chief Executive Officer	Majority of the votes cast on the matter

4.	Adjournment of the Annual Meeting	Majority of the votes cast on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the five director nominees who receive the highest number of votes “FOR” their election are elected.

 Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Approval of the warrant grant to the Company’s Chief Executive Officer. The affirmative vote of a majority of the votes cast on the matter is required for the approval of the warrant grant to the Company’s Chief Executive Officer.

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Adjournment of the Annual Meeting. The affirmative vote of a majority of the votes cast on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2 and 3, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable

2.	Ratification of the selection of our independent registered public accounting firm	Not applicable

3.	Approval of the warrant grant to the Company’s Chief Executive Officer	Not applicable

4.	Adjournment of the Annual Meeting	Not applicable

Abstentions and withheld votes will not have any effect on the Proposals.

What if I am a record holder and sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange (the “NYSE”), regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

 The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

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Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non- Vote*

1.	Election of directors	No	None

2.	Ratification of the selection of our independent registered public accounting firm	Yes	N/A

3.	Approval of the warrant grant to the Company’s Chief Executive Officer	No	None

4.	Adjournment of the Annual Meeting	Yes	N/A

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 2 and 4 are considered “routine” proposals, while Proposals 1 and 3 are considered “non-routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposals 1 or 3. Broker non-votes do not count as a vote “FOR” or “AGAINST” Proposals 1 or 3, and because the voting standard required for Proposals 2 and 4 is the majority of votes cast on the matter, broker-non votes will likewise have no impact on the outcome of those proposals. For Proposals 2 and 4, while broker discretionary voting is permitted under the rules and regulations of the NYSE, an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposals 2 and 4 for some or all instances in which a beneficial stockholder declines to provide instructions for voting his, her, or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Unusual Machines bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Unusual Machines a proxy card dated after the date of your proxy, or by voting electronically during the virtual Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Unusual Machines, Inc., 5728 Major Boulevard, Suite 250, Orlando, Florida 32819.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing the Proxy Materials?

All of the expenses involved in preparing, assembling and furnishing these proxy materials, including the mailing of the Notice of Internet Availability, and all costs of soliciting proxies will be paid by Unusual Machines. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Allan Evans and Brian Hoff, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

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What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the Notice of Internet Availability (or, for those who requested printed materials, one copy of the printed proxy materials), unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the proxy materials, or if you hold Unusual Machines stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 5728 Major Boulevard, Suite 250, Orlando, Florida 32819.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ Rights?

Dissenters’ rights are not available to Unusual Machines stockholders with any of the proposals brought before the Annual Meeting.

Can a Stockholder Present a Proposal to be Considered at the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2027 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

•	For a stockholder proposal to be considered for inclusion in Unusual Machines’ Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than April 26, 2027, which is 120 calendar days prior to the first anniversary of the date the Notice of Internet Availability and this Proxy Statement were first sent or made available to stockholders in connection with the Annual Meeting. Such proposals also must comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. Your notice must contain the specific information set forth in our Bylaws. For a stockholder nomination that is intended to be included in Unusual Machines’ Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written notice no earlier than 120 days and no later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Per Rule 14a-8 a stockholder proposal must be received by our Corporate Secretary not less than 120 calendar days before the date of the Company's proxy statement released to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting the previous year, or if the date of this year’s Annual Meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send its proxy materials. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.

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A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 5728 Major Boulevard, Suite 250, Orlando, Florida 32819.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election of directors (Proposal 1) and the approval of the warrant grant to the Chief Executive Officer (Proposal 3), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3, and 4.

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PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at five. The Board currently consists of five directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the five individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Unusual Machines. All of the nominees have consented to serve if elected by our stockholders.

Name	Age	Position
Dr. Allan Evans	42	Chief Executive Officer, Chairman, and Director
Cristina A. Colón, Esq.	38	Director
Robert Lowry	67	Director
Sanford Rich	68	Director
Jeffrey Thompson	61	Director

Director Nominees Biographies

Dr. Allan Evans, Chief Executive Officer and Chairman of the Board of Directors

Dr. Allan Evans was appointed to serve as the Chief Executive Officer and a director of the Company effective December 4, 2023. Prior to becoming our Chief Executive Officer, Dr. Evans was the Chief Operating Officer of Red Cat Holdings, Inc. (Nasdaq: RCAT) (“Red Cat”) from January 2021 to November 2023 and was the Chief Executive Officer of Fat Shark. Dr. Evans is a serial entrepreneur with a history of founding and leading technological innovation. He has extensive experience in overseeing different emerging technologies. From August 2017 to October 2020, Dr. Evans served as a board member for Ballast Technologies, a company that specialized in technology for location-based entertainment. In November 2012, he co-founded Avegant, a technology company focused on developing next generation display technology to enable previously impossible augmented reality experiences. He led design, development, and initial production of the Glyph head mounted display and oversaw technology research and patent strategy while serving as Chief Technology Officer of Avegant until 2016. Dr. Evans has 47 pending or issued patents that cover a range of technologies from implantable medical devices to mixed reality headsets. Academically, his work has an h-index of 15, an i-index of 28, and has been cited in more than 1,000 publications. He has extensive experience with new technologies, engineering, business development, and corporate strategy, and his expertise in these areas strengthens the Company’s collective knowledge and capabilities.

Dr. Evans’ management and public company experience, his experience in the drone business and his role as Chief Executive Officer of the Company, led to his appointment as a director.

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Cristina A. Colón, Esq., Director

Ms. Colón has served as a director of the Company since August 2022. Ms. Colón is a practicing attorney in Puerto Rico and Florida and has been the owner of Cinmarc & Associates LLC, a public housing consulting firm, since 2018 and has served as its President since August 2021. Ms. Colón has also been the owner/operator Café de La Plaza, a restaurant located in Palmas del Mar, Puerto Rico, since 2009. From 2019 to 2021, Ms. Colón served as an investor relations specialist at OptimizeRX, a medical technology company. Ms. Colón’s experience in corporate law and investor relations for publicly traded companies led to her appointment as a director.

Robert Lowry, Director

Mr. Lowry has served as a director of the Company since August 2022. Mr. Lowry has been the owner of Sebring Assisted Living Facility since 1998, and the owner of Homestead Assisted Living Facility since 2007. Mr. Lowry’s experience as a business entrepreneur and his experience in operational finance led to his appointment as a director.

Sanford Rich, Director

Mr. Rich serves as director and Audit Committee member of the Company since January 31, 2024. Since March 2012, Mr. Rich has served as a director of Aspen Group, Inc. and since November 29, 2019, as Audit Committee Chairman. From August 2, 2017 to June 23, 2019, Aspen Group, Inc. had its common stock listed on the Nasdaq Capital Market and from June 24, 2019 to March 23, 2023, Aspen Group, Inc. had its common stock listed on Nasdaq Global Market, after which it voluntarily withdrew to focus on its core business and save money. Since January 2016, Mr. Rich has served as the Executive Director of the New York City Board of Education Retirement System. Mr. Rich also serves as a member of the Investor Advisory Group of the PCAOB for a term from June 1, 2022 to December 31, 2026. From November 2012 to January 2016, Mr. Rich served as the Chief of Negotiations and Restructuring for the Pension Benefit Guaranty Corporation (a United States Government Agency). Mr. Rich was selected as a director for his 40 years of experience in the financial sector and his experience serving on the audit committees of public companies.

Jeffrey Thompson, Director

Mr. Thompson has served as a director of the Company since inception in 2019. He served as the Company’s principal executive officer from inception until April 2022. Mr. Thompson has been President and Chief Executive Officer of Red Cat since May 15, 2019. In 2016, Mr. Thompson founded Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft, and served as its Chief Executive Officer until May 15, 2019 when it was acquired by Red Cat. Mr. Thompson’s management and public company experience, his experience in the drone business and his role as President and Chief Executive Officer of Red Cat, led to his appointment as a director.

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EXECUTIVE OFFICERS

Name	Age	Position
Dr. Allan Evans	42	Chief Executive Officer and Director
Brian Hoff	40	Chief Financial Officer
Andrew Camden	35	President and Chief Operating Officer

Set forth below is a brief biographical description of each of our officers who are not previously described above, including their business experience and director positions held currently or at any time during the last five years.

Brian Hoff, Chief Financial Officer

Mr. Hoff has served as the Company’s Chief Financial Officer since November 2022. Prior to that, he served as the Chief Financial Officer of Auddia, Inc. (Nasdaq: AUUD), a technology company focused on audio media, from April 2021 to October 2022. He served as Vice President and Controller at STACK Infrastructure, a digital infrastructure company, from October 2019 to April 2021, and as Controller at Coalfire, a cybersecurity company, from November 2011 until October 2019.

Andrew Camden, President and Chief Operating Officer

Mr. Camden became our Chief Operating Officer on March 4, 2024 and our President on January 23, 2026. He has been President of Rotor Riot since 2018. Prior to that, he worked for four years as an Engineer for General Motors.

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CORPORATE GOVERNANCE

Composition of our Board of Directors

Our Board of Directors currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Director Independence

Our Board has determined that all of our present directors are independent, in accordance with standards under the NYSE Listing Rules, other than Dr. Evans and Mr. Thompson. Our Board determined that, under the NYSE Listing Rules, Dr. Evans is not an independent director because he is the Chief Executive Officer of the Company. It has also been determined that Mr. Thompson is not an independent director, because of purchase orders received by the Company from a related party subsidiary.

Our Board has determined that Mr. Lowry, Mr. Rich, and Ms. Colón are independent under the NYSE Listing Rules’ independence standards for Audit Committee members. Our Board has also determined that they are independent under the NYSE Listing Rules independence standards for Compensation Committee members and for Governance and Nominating committee members.

Committees of the Board

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee. These committees regularly report on their activities and actions to the Board. Copies of the charters of our three standing committees are located on our website at: https://www.unusualmachines.com/corporate-governance/governance-documents/.

Board and Committee Meetings

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2025.

Our Board held a total of 13 meetings during 2025. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings.

During 2025, our Audit Committee held a total of five meetings, our Corporate Governance and Nominating Committee held one meeting, and the Compensation Committee held a total of three meetings.

Audit Committee

The Audit Committee currently consists of Mr. Rich (Chair), Ms. Colón, and Mr. Lowry. Each member of the Audit Committee is an independent director as defined by the rules of the SEC and NYSE American. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management all matters relating to the annual audit of the Company.

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee also meets with our auditors to review the results of their audit and review of our annual and interim financial statements.

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The Audit Committee plans to meet at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements and meets from time to time to discuss general corporate matters.

Audit Committee Financial Expert

Our Board determined that Mr. Rich is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC, in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The Compensation Committee currently consists of Mr. Lowry (Chair), Ms. Colón, and Mr. Rich each of whom are independent directors. Among other things, the Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s Equity Incentive Plan (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

In addition, subject to existing agreements, the Compensation Committee is authorized to determine the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It may set performance targets for determining periodic bonuses payable to executive officers. It is also authorized to review and make recommendations to the Board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full Board.

The Compensation Committee also reviews and makes recommendations with respect to stockholder proposals related to compensation matters.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Nominating Committee”) consists of Ms. Colón (Chair), Mr. Lowry, and Mr. Rich, each of whom meets the independence requirements of all other applicable laws, rules and regulations governing director independence, as determined by the Board.

The Nominating Committee is responsible for identifying and recommending qualified director candidates to the Board, recommending candidates to fill Board vacancies, developing and reviewing the Company’s corporate governance guidelines, and overseeing the evaluation of the Board and management.

The Nominating Committee may conduct background inquiries into any candidate’s qualifications and compliance with independence requirements.

In evaluating director candidates, the Nominating Committee considers factors it deems appropriate, including: personal and professional integrity; experience in corporate management and public company governance; experience in the Company’s industry; diversity of expertise and experience; and practical business judgment.

The Nominating Committee will develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations.

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The Nominating Committee oversees the evaluation of the Board and management. It also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company, which the Nominating Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Nominating Committee is empowered to investigate any matter brought to its attention.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at Unusual Machines, Inc., 5728 Major Boulevard, Suite 250, Orlando, Florida 32819, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Board Leadership Structure

Allan Evans serves as the Chairman of the Board and actively interfaces with management, the Board and counsel regularly.

The Board believes that the Company’s current leadership structure, in which Dr. Evans serves as both Chief Executive Officer and Chairman, is appropriate for the Company at this time. Combining these roles provides the Company with unified leadership and a clear strategic vision, enabling more effective decision-making and execution, particularly as the Company navigates the challenges and opportunities inherent in the rapidly evolving drone industry. The Board has determined that this structure allows for efficient communication between the Board and management, ensuring that the Board is well-informed on all matters critical to the Company’s operations and strategic direction. To maintain robust independent oversight, the Board has established three standing committees (the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee) each comprised entirely of independent directors. These committees provide independent oversight of management, financial reporting, executive compensation, and corporate governance matters. The Board believes this governance framework, together with the active engagement of its independent directors, provides appropriate checks and balances to mitigate any potential risks associated with the combined leadership structure. Accordingly, the Board has concluded that this leadership structure serves the best interests of the Company and its stockholders by fostering accountability, promoting effective oversight, and positioning the Company for continued growth and value creation.

Board Risk Oversight

The Company’s risk management function is overseen by the Board. The Company’s management keeps the Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Allan Evans, Chairman of the Board, works closely together with the other members of the Board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, the Company’s independent directors may conduct the assessment. Presently, the primary risks affecting us are our rapid and continued growth, acquisition integration risks, and the ability to achieve positive cash flow.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past 10 years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K of the SEC.

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Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. A copy of our Code of Ethics is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025. We will provide a copy, without charge, to anyone that requests a copy of our Code of Ethics in writing by contacting us at 5728 Major Boulevard, Suite 250, Orlando, Florida 32819, Attention: Corporate Secretary.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

Our Board has adopted a policy relating to recovery of erroneously awarded compensation (a “Clawback Policy”) in accordance with the rules of the New York Stock Exchange, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required). Our Clawback Policy is filed as Exhibit 97.1 to the Annual Report on Form 10-K for the year ended December 31, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2025.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2025, to which we were a party or will be party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest. As permitted by the SEC rules, discussion of employment relationships or transactions involving the Company’s executive officers and directors, and compensation solely resulting from such employment relationships or transactions, or service as a director of the Company, as the case may be, has been omitted to the extent disclosed in the Executive Compensation or the Director Compensation section of this proxy statement, as applicable.

On March 13, 2026, the Company issued 1,961 vested shares of common stock to each of three of its independent directors as compensation for the first quarter 2026; the fourth independent director elected to receive cash compensation. The shares were valued at an aggregate of $120,013 and were immediately recognized as stock compensation expense.

On April 1, 2026, the Company paid $217,943 to its investment committee, which includes the Chief Executive Officer and two independent Directors of the Company. The payment is based on a 1% per committee member based on the realized gains from investments during the previous quarter.

In January 2026, the Company received an order from Teal Drones, which is a subsidiary of Red Cat. Red Cat is a related party because Jeffrey Thompson is the Chief Executive Officer of Red Cat and is also on the Board of Directors of Unusual Machines. The order was delivered in the first half of 2026 and includes several different drone components manufactured and sourced from the Company. The Company recognized approximately $2.2 million in revenue from this related party for the six months ended June 30, 2026. The Company had related party receivables of $1.3 million as of June 30, 2026.

On December 29, 2025, the Company issued 142,299 shares of common stock to Dr. Allan Evans, our Chief Executive Officer, and two directors, Robert Lowry and Sanford Rich, in connection with the exercise of 164,473 warrants issued in the October 2024 private placement. Of these warrants, 131,578 were exercised on a cashless basis pursuant to the terms of the warrant agreement at a volume-weighted average price of $11.81, resulting in the issuance of 109,404 shares of common stock. The remaining 32,895 warrants were exercised for cash proceeds of $65,461.

In October 2025, the Company received a $0.8 million order from Teal Drones, which is a subsidiary of Red Cat. Red Cat is a related party to Mr. Thompson. The Company recognized approximately $0.2 million in revenue for the year ended December 31, 2025. The Company had a related party receivable of $0.2 million as of December 31, 2025, which has subsequently been collected. The order includes several different drone components manufactured and sourced from the Company.

On May 7, 2025, Dr. Evans and Sanford Rich, Robert Lowry and Cristina Colón, each a member of the Company’s Board, invested an aggregate of $420,000 in a confidentially marketed public offering on terms and conditions less favorable as provided to other investors in the offering.

Related Party Transaction Policy

Pursuant to our Audit Committee Charter, as amended on October 3, 2024, our Audit Committee reviews all transactions on an ongoing basis for any potential conflicts of interest, and approves, if appropriate, all “Related Party Transactions” of the Company, namely those transactions required to be disclosed under Item 404 of SEC Regulation S-K.

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EXECUTIVE COMPENSATION

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933 (the “Securities Act”). As an emerging growth company we are not required to provide a pay versus performance schedule under Item 402(v) of Regulation S-K promulgated by the SEC.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during 2025. Our named executive officers, or the Named Executive Officers, for the year ended December 31, 2025, are:

•	Allan Evans, our Chief Executive Officer;

•	Brian Hoff, our Chief Financial Officer

•	Andrew Camden, our President and Chief Operating Officer

The term “named executive officer” means each of the Company’s principal executive officer, the two most highly paid executive officers with compensation exceeding $100,000 during the fiscal years ended December 31, 2025 and 2024.

Summary Compensation Table for 2025

The following table contains information about the compensation paid to or earned by each Named Executive Officer for the two most recently completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total ($)
Allan Evans (1)	2025	262,500		-	5,839,750	–	20,542	6,122,792
Chief Executive Officer	2024	250,000	131,000		733,600	–	–	1,114,600

Brian Hoff (2)	2025	255,000		-	2,812,750	–	2,440	3,070,190
Chief Financial Officer	2024	250,000	121,220		449,600	–	–	820,820

Andrew Camden (3)	2025	217,500	-		2,812,750	–	17,919	3,048,169
President and Chief Operating Officer	2024	167,094	6,678		158,000	–	–	331,772

________________________

(1)	Dr. Evans was appointed Chief Executive Officer in December 2023. On May 21, 2026, Dr. Evans’ consulting company, 8 Consulting, LLC extended the termination date of its Management Services Agreement to serve as the Company’s Chief Executive Officer to December 31, 2026, and modified the annual service fee to $350,000 as approved by the Company’s Compensation Committee.

(2)	Mr. Hoff was appointed Chief Financial Officer in November 2022.

(3)	Mr. Camden was appointed President on January 23, 2026 and Chief Operating Officer in March 2024.

(4)	Amounts reflect the aggregate grant date fair value of restricted share grants computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 in our consolidated financial statements filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. There can be no assurance that unvested awards will vest.

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(5)	Option awards are valued in accordance with ASC 718, Compensation – Stock Compensation. Fair value is determined based on the Black-Scholes Model using inputs reflecting our estimates of expected volatility, term, discount rates, and dividend expectations. Compensation expense is recognized based on the vesting terms of the award.
(6)	All other compensation relates to benefit insurance premiums paid by the Company on behalf of our Named Executive Officers in accordance with our benefit plans.

Outstanding Equity Awards at December 31, 2025

The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2025. All of the below awards were issued under the Company’s 2022 Equity Incentive Plan.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock Acquired on Vesting Date (#)	Market Value of Shares or Units of Stock Realized on Vesting ($)(1)
Allan Evans*	02/03/2025	200,000	$1,462,000
	06/30/2025	175,000	1,499,750
	11/20/2025	250,000	1,940,000

Brian Hoff	02/03/2025	100,000	$1,200,000
	06/30/2025	75,000	642,750
	11/20/2025	125,000	970,000

Andrew Camden	02/03/2025	100,000	$1,200,000
	06/30/2025	75,000	642,750
	11/20/2025	125,000	970,000

____________________

*	Awarded to 8 Consulting, LLC
(1)	Amounts reflect the aggregate grant date fair value of restricted share grants computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 included in our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2025.

Employment Agreements

Employment Agreement relating to Dr. Allan Evans, Chief Executive Officer

In April 2024, the Board approved the Company entering into a two-year Management Services Agreement (the “Agreement”) with 8 Consulting LLC (the “Consultant”) for the services of our Chief Executive Officer, Dr. Allan Evans. Under the Agreement, the Consultant causes Dr. Evans to perform services as the Company’s Chief Executive Officer, and the Company compensates the Consultant on behalf of Dr. Evans. The Agreement allows Dr. Evans to receive favorable tax benefits as a resident of the Commonwealth of Puerto Rico. Pursuant to the Agreement, Dr. Evans performs the duties and responsibilities customary for a chief executive officer of a public company, including (i) primary responsibility for managing all aspects of the Company and overseeing the preparation of all reports, registration statements and other filings required to be filed by the Company with the SEC and executing the certifications required by the Sarbanes-Oxley Act of 2002; (ii) attending investor meetings and road shows in connection with the Company’s fundraising and investor relations activities; (iii) reporting to the Board; and (iv) performing services for subsidiaries of the Company as necessary.

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The Consultant receives an annual service fee payable in monthly installments. In addition, the Consultant was granted 488,000 fully vested shares of restricted Common Stock with a fair value of $585,600 based on the $1.20 quoted trading price on the grant date. The grant was made under the Company’s 2022 Equity Incentive Plan. The Company and Dr. Evans previously entered into an Offer Letter dated November 27, 2023, which the Agreement terminated and replaced.

In May 2026, the Consultant extended the termination date of the Agreement to December 31, 2026, and the annual service fee was increased to $350,000, as approved by the Company’s Compensation Committee.

Employment Agreement with Brian Hoff, Chief Financial Officer

The Company entered into an Employment Agreement with Mr. Hoff effective November 1, 2022, as amended in August 2023, pursuant to which he serves as Chief Financial Officer on an at-will basis. Mr. Hoff's current annual base salary is $300,000. He is eligible for an annual bonus of up to 50% of his base salary based on performance criteria established by the Compensation Committee.

Under the Employment Agreement, if Mr. Hoff is terminated without Cause or resigns for Good Reason, he is entitled to six months' base salary continuation and COBRA premium payments, as well as accelerated vesting of 100% of the then unvested RSUs.

Good Reason is generally defined as (i) any reduction in his base salary, (ii) any material diminution of his authorities, titles or offices, (iii) being required to report to anyone other than the Chief Executive Officer, (iv) a request by the Company to relocate, or (v) material breach of his Employment Agreement without cure after 30 days’ written notice.  Cause is generally defined as (i) failure to perform his material duties under the Employment Agreement, following 30 days’ written notice without cure, (ii) willful misconduct or gross negligence or breach of a fiduciary duty owed to the Company, (iii) conviction of our guilty pleas to a felony or other criminal offense involving moral turpitude, (iv) any act or omission involving dishonesty, disloyalty, or fraud causing or reasonably expected to cause significant economic harm to the Company, or (v) material breach of his Employment Agreement without cure after 30 days’ written notice.

Employment arrangement with Andrew Camden, President and Chief Operating Officer

Mr. Camden was appointed Chief Operating Officer on March 4, 2024, with an initial annual salary of $150,000. The Compensation Committee subsequently approved salary increases to $200,000 in September 2024 and to $270,000 in October 2025. On January 23, 2026, Mr. Camden was appointed President and Chief Operating Officer. Mr. Camden’s current annual base salary is $300,000.

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DIRECTOR COMPENSATION

Compensation of Directors

In the year ended December 31, 2025, non-employee directors were compensated for as follows:

Name*	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Cristina A. Colón, Esq.	17,500	107,510	125,010
Robert Lowry	31,991	107,511	139,502
Sanford Rich	71,991	67,507	139,498
Jeffrey Thompson	17,500	107,510	125,010

(1)	Represents cash fees paid, accrued or earned for serving as directors and in Board committee roles.

(2)	Represents restricted common stock. Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures granted to the non-employee directors during 2025, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the directors.

Policies and Practices for Equity Grants

While the granting equity awards to officers, directors and other employees is not expressly addressed in our Insider Trading Policy, the Company follows the same principles set forth in such Policy when granting equity awards, including stock and option awards, to its officers, directors and other employees with access to material non-public information. Generally, the Board or Compensation Committee does not approve grants of such awards during a blackout period, and does not take material non-public information into account when determining the timing and terms of such an award. Further, the Company does not have a policy or practice of timing the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Narrative Description of Director Compensation

 On February 3, 2025, the Board determined that non-employee directors would receive $90,000 in restricted Common Stock for 2025. The grants were made in three installments: (i) 50% on May 19, 2025, priced at the May 19, 2025 closing price; (ii) 25% on August 19, 2025, priced at the August 19, 2025 closing price; and (iii) 25% on November 19, 2025, priced at the November 19, 2025 closing price. All grants vested immediately upon issuance, subject to continued service as of the grant date and execution of the Company’s standard Restricted Stock Agreement.

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Outstanding Securities Under Equity Compensation Plans

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2025.

Name Of Plan*	Number of securities to be issued upon exercise of outstanding options and stock awards	Weighted average exercise price of outstanding options and stock awards ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column 1
Equity compensation plans approved by security holders	739,684	6.50	1,489,830
Equity compensation plans not approved by security holders	–	–	–

(1) The weighted-average exercise price reflects options only.

The Company’s 2022 Equity Incentive Plan (the “Plan”) has 914,601 shares of Common Stock available for issuance which includes the increase in total authorized shares for the 5% evergreen provision as of January 1, 2026, the increase of total authorized shares related to additional issuances since December 31, 2025, and less the issuance of shares under the Plan since December 31, 2025.

The Plan contains an “evergreen” provision, pursuant to which the number of shares of Common Stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2025 and ending in 2032 equal to the lesser of (a) 5% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (b) such smaller number of shares of stock as determined by our Board.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by (i) each person, entity or group known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors and director nominees; (iii) each of our Named Executive Officers; and (iv) all executive officers and directors as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC, including Rule 13d-3 under the Exchange Act. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days of the record date. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder's address is c/o Unusual Machines, Inc., 5728 Major Boulevard, Suite 250, Orlando, Florida 32819.

The percentages below are calculated based on 49,956,505 shares of Common Stock issued and outstanding as of the Record Date.

Title of Class	Title of Class	Amount of Shares Beneficially Owned	Percentage of Beneficial Ownership
Named Executive Officers and Directors(1):
Allan Evans	Common Stock	1,089,141	2.18%
Brian Hoff	Common Stock	352,650	0.71%
Andrew Camden	Common Stock	246,750	0.49%
Jeffrey Thompson	Common Stock	315,345	0.63%
Sanford Rich	Common Stock	208,709	0.42%
Robert Lowry	Common Stock	165,828	0.33%
Cristina Colón	Common Stock	55,852	0.11%
All executive officers and directors as a group (7 persons)	Common Stock	2,434,275	4.87%

Other 5% Holders

N/A

(1)	Address is 5728 Major Blvd. Suite 250, Orlando, FL 32819.

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PROPOSAL 2. RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote “FOR” this Proposal 2.

Our Audit Committee has selected Ernst & Young, LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and our Board recommends that stockholders vote in favor of the ratification of such selection. EY has been engaged as our independent registered public accounting firm since August 12, 2026. Previously, Salberg & Company, P.A. (“Salberg”) audited our financial statements for the years ended December 31, 2025 and 2024.

The selection of Unusual Machines’ independent registered public accounting firm is not required to be submitted to a vote of stockholders, but Unusual Machines is submitting the matter to its stockholders as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during 2026 or thereafter if they determine that such a change would be in the best interests of Unusual Machines and its stockholders. If the selection is not ratified, the Audit Committee will consider its options.

The reports of Salberg on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg would have caused Salberg to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

A representative of EY is not expected to be present at the Annual Meeting.

Our Audit Committee currently consists of Sanford Rich (Chair), Cristina Colón, and Robert Lowry. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

It is not the duty of the Audit Committee to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board with respect to the Company’s financial statements, the Audit Committee relies: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles (GAAP); and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

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From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Principal Accountant Fees and Services

The following table shows the fees billed by Salberg for the audit of our financial statements for the fiscal years ended December 31, 2025 and 2024.

	2025 ($)	2024 ($)
Audit Fees (1)	190,000	155,000
Audit-Related Fees (2)	25,000	21,000
Tax Fees	–	–
All Other Fees	–	–
Total	215,000	176,000

(1)	Audit fees consist of fees for the audit of our annual financial statements and the quarterly reviews of our interim financial statements.
(2)	Audit related fees consist of fees related to reviews of our registration statements and issuance of comfort letters during the year.

Auditor Change

On August 12, 2026, the Board dismissed Salberg from its position as the Company’s principal independent accountant. The dismissal was approved by the Audit Committee of the Board.

The audit reports of Salberg on the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or disclaimer of opinion or qualification. Salberg did not, during the applicable period, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years, there was no disagreement between the Company and its independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused the independent registered public accounting firm to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except that, in our Form 10-K for the year ended December 31, 2024, we reported material weaknesses in our internal controls over financial reporting for the fiscal year ended December 31, 2024. Such material weaknesses have been remediated.

The Company requested Salberg to furnish a letter addressed to the Securities Exchange Commission stating whether or not Salberg agrees with the foregoing statements pertaining to Salberg. A copy of the letter is filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on August 12, 2026.

On August 12, 2026, the Company appointed EY as its independent registered public accounting firm for the fiscal year ended December 31, 2026. During the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and through August 12, 2026, neither the Company nor anyone on behalf of the Company consulted with EY regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

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Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for selecting and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent registered public accounting firm matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees;

•	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with the Company; and

•	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

This report is submitted by the Audit Committee.

Sanford Rich, Chair

Cristina Colón

Robert Lowry

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that the Company files with the SEC.

It is not the duty of the Audit Committee to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with GAAP or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

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PROPOSAL 3. APPROVAL OF THE ISSUANCE OF WARRANTS TO OUR CHIEF EXECUTIVE OFFICER

General

The Company is asking stockholders to approve the issuance by the Company of a warrant to purchase up to 5,000,000 shares of the Company’s common stock (the “Warrant”) to Dr. Allan Evans, the Company’s Chief Executive Officer, pursuant to a Warrant Agreement between the Company and Dr. Evans (the “Warrant Agreement”). The Warrant provides that the vesting and exercisability, are subject to, and conditioned upon, the approval of the Company’s stockholders, which approval this Proposal 3 is seeking. Without the stockholder approval, the Warrant will be automatically forfeited. A copy of the Warrant is attached to this Proxy Statement as Annex A and is incorporated herein by reference.

Background of the Proposal

Dr. Evans requested that the Board consider granting him the Warrant to further align his interests with those of the Company’s stockholders by tying a substantial portion of his compensation directly to sustained increases in the Company’s stock price and the creation of long-term stockholder value. The matter was delegated to the Compensation Committee of the Board which has full authority to determine executive compensation, which delegation avoided having to discuss matters with Dr. Evans who is a member of the Board. The three Compensation Committee members also constitute a majority of the five-person Board.

In connection with its evaluation of the proposed grant, the Compensation Committee directly engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consulting firm, to advise the Compensation Committee regarding the structure, size, exercise price and performance-based vesting thresholds of the Warrant, and to provide guidance on market practices for performance-based equity awards to chief executive officers of similarly situated public companies. Pearl Meyer was engaged by, and reported directly to, the Compensation Committee, and did not provide any services to management in connection with this engagement. Pearl Meyer’s specific services with respect to this Proposal included: (i) reviewing comparable market data for performance-based equity awards granted to chief executive officers of similarly situated public companies; (ii) advising on the design and structure of the performance-based vesting conditions, including the stock price thresholds and measurement periods; (iii) evaluating the reasonableness of the number of shares underlying the Warrant and the exercise price; and (iv) providing the Compensation Committee with an independent assessment of the overall compensation package, including the appropriateness of the Warrant in light of Dr. Evans’ agreement to forgo cash compensation.

The Compensation Committee has assessed the independence of Pearl Meyer in light of SEC rules and NYSE listing standards, including factors relating to other services provided by Pearl Meyer to the Company, fees paid by the Company to Pearl Meyer as a percentage of Pearl Meyer’s total revenue, Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, any business or personal relationships between Pearl Meyer and members of the Compensation Committee, any business or personal relationships between Pearl Meyer’s individual compensation advisors and any executive officer of the Company, and any Company stock owned by Pearl Meyer or its individual advisors. Based on this assessment, the Compensation Committee has affirmatively determined that Pearl Meyer is independent and that Pearl Meyer’s engagement did not raise any conflict of interest.

In connection with its engagement of Pearl Meyer, the Compensation Committee considered the fees paid to Pearl Meyer. The total fees paid to Pearl Meyer for services rendered to the Company during the fiscal year ended December 31, 2025 were $43,000; in the current year, the Company has not incurred any fees to Pearl Meyer, except for $20,000, the Compensation Committee agreed to pay them for the engagement relating to Dr. Evans. Pearl Meyer did not provide any other services to the Company or its affiliates during the fiscal year ended December 31, 2025 other than advising the Compensation Committee on executive and director compensation matters, and no additional fees were paid to Pearl Meyer for any other services. The Compensation Committee considered the advice and analysis provided by Pearl Meyer, together with the Company’s overall compensation philosophy and objectives, in approving the terms of the Warrant, subject to stockholder approval.

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In connection with the grant, Dr. Evans agreed to accept no base cash compensation for his service as Chief Executive Officer under the Management Services Agreement between the Company and 8 Consulting, LLC described under “Employment Agreements” above which Agreement terminates December 31, 2026. The Compensation Committee considered this arrangement, together with the performance-based nature of the Warrant, in determining that the proposed grant appropriately balances the interests of Dr. Evans with those of the Company’s stockholders.

Summary of Material Terms of the Warrant

The following is a summary of certain material terms of the Warrant and is qualified in its entirety by reference to the complete text of the Warrant, a copy of which is attached to this Proxy Statement as Annex A.

•	Grantee: Dr. Allan Evans, the Company’s Chief Executive Officer.
•	Number of Warrants: The Warrant covers up to 5,000,000 shares of the Company’s common stock.
•	Exercise Price: $25.00 per share.
•	Vesting/Exercisability: The Warrant vests and becomes exercisable in five separate but equal tranches of 1,000,000 Warrants each, on a performance-based basis, only if the Company’s common stock achieves an average closing price for at least 20 consecutive trading days is equal or above the following thresholds:

Tranche 1: $25.00 per share.

Tranche 2: $40.00 per share.

Tranche 3: $60.00 per share.

Tranche 4: $80.00 per share.

Tranche 5: $100.00 per share.

•	Stockholder Approval: The Warrant, and Dr. Evans’ ability to exercise any portion of the Warrant, is subject to, and conditioned upon, the approval of the Company’s stockholders, which approval this Proposal 3 is seeking. If stockholder approval is not obtained, the Warrant will be forfeited and will never be exercisable or vest.

Company Covenant: The Company agreed to use commercially reasonable efforts to seek stockholder approval of the Warrant, by including this Proposal 3 in its proxy statement for the Annual Meeting as required by the rules and listing standards of the NYSE. The Company recommends that stockholders approve this Proposal 3.

Failure to Obtain Stockholder Approval. If stockholder approval is not obtained at the Annual Meeting, the Company shall call a special meeting of stockholders for the purpose of seeking stockholder approval within four months following the Annual Meeting and within each successive four-month period thereafter until stockholder approval is obtained or until the Outside Date (as defined below), whichever first occurs. During such period, no Warrants shall vest, no Warrants shall be exercisable, and no Warrant Shares shall be issued. If stockholder approval has not been obtained by the date that is 36 months following the grant date (the “Outside Date”), all Warrants that have not vested shall automatically terminate and be cancelled without any payment or other consideration and the Warrant agreement shall terminate and be of no further force or effect with respect to such Warrants.

Reasons for the Proposal

The Compensation Committee believes the Warrant is designed to strongly incentivize the creation of long-term stockholder value for all stockholders given the high price thresholds. At the outset, the first target price of $25 was more than 125% of the closing price of $19.33 on July 24, 2026, which was the day of grant. Because the Warrant becomes exercisable and vests as to each 1,000,000 share segment only if the Company’s common stock sustains an average closing price over a 20 consecutive trading day period, Dr. Evans will realize value from the Warrant only if the Company’s stockholders also realize significant appreciation in the value of their shares. As of the grant date and the record date, the closing stock price of the Company’s common stock was $19.33 and $24.23, respectively. The Board further believes that Dr. Evans’ agreement to forgo future base cash compensation in connection with the grant reinforces the pay-for-performance design of the award and further aligns his interests with those of the Company’s stockholders.

Dr. Evans was appointed to serve as the Chief Executive Officer in December 2023.

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Under Dr. Evans’ leadership as Chief Executive Officer, the Company has achieved significant positive results and growth as the following table below reflects:

Period	Revenue	Cash & Cash Equivalents	Total Assets	Market Capitalization	Loss from Operations	No. of Employees
Fiscal Year Ended 12/31/23	$0	$894,773	$1,529,416	N/A	($2,383,462)	2
Fiscal Year Ended 12/31/24	$5,565,319	$3,757,323	$16,107,575	$254,352,342.76	($16,991,767)	16
Fiscal Year Ended 12/31/25	$11,199,217	$103,261,397	$182,708,414	$481,061,266.14	($25,152,060)	81
Three Months Ended 3/31/26	$8,095,836	$222,939,674	$339,703,053	$592,644,645.20	($7,258,987)	141
Three Months Ended 6/30/26	$16,722,467	$229,598,776	$397,493,148	$1,114,030,061.50	($7,834,143)	240

All this growth occurred under Dr. Evans’ leadership. In proceeding and approving the Warrant and its terms, the Compensation Committee was fully aware of these facts. Each member had been on the Board at the time of the IPO and recognized Dr. Evans’ significant contributions and experienced his unusual leadership skills. At the same time as Dr. Evans had engaged in a personal transaction which provided him with a meaningful reward. Thus, the Compensation Committee wanted to retain Dr. Evans and provide him with significant incentives to grow the Company and provide returns to its stockholders. The Board believes that these results reflect Dr. Evans’ strategic vision and leadership, and that the proposed Warrant will further incentivize Dr. Evans to continue driving long-term stockholder value.

No Continued Service Condition: The exercisability and vesting of each tranche of the Warrant is based solely on the achievement of the stock price performance thresholds described above and is not contingent upon Dr. Evans’ continued employment or service with the Company in any capacity. Once a tranche vests upon the achievement of the applicable stock price threshold, such tranche will remain exercisable and vested regardless of whether Dr. Evans continues to serve as Chief Executive Officer or in any other role with the Company.

The Compensation Committee determined that this structure was appropriate because (i) the performance-based vesting conditions ensure that Dr. Evans will benefit only if the Company achieves sustained and significant increases in stock price, thereby aligning Dr. Evans’ compensation with long-term stockholder value creation, (ii) the absence of a time-based or service-based vesting component reflects the unique nature of the arrangement, under which Dr. Evans has agreed to forgo all cash compensation in exchange for the opportunity to participate in the Company’s success through equity-based compensation tied exclusively to stock price performance, and (iii) requiring continued service in addition to performance conditions could create misaligned incentives and would not be consistent with the Committee’s objective of incentivizing sustained stock price appreciation.

Effect of Non-Approval

If the Company’s stockholders do not approve this Proposal 3, the Warrant will be forfeited, and Dr. Evans will not continue to hold the equity award described in this Proposal 3 or have any equity except the 1,089,141 shares of common stock he owns. The Committee cannot predict what will happen with Dr. Evans going forward. The failure to obtain stockholder approval of this Proposal 3 will not affect the results of any other proposal considered at the Annual Meeting.

Interests of Certain Persons

Dr. Evans, the Company’s Chief Executive Officer, Chairman and a director of the Company, has a substantial interest in this Proposal 3 as the proposed recipient of the Warrant. Other than Dr. Evans, no other officer or director of the Company has an interest in this Proposal 3.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this Proposal 3. Because this Proposal 3 is considered a “non-routine” matter, brokers and other nominees do not have discretionary authority to vote shares on this proposal absent instructions from the beneficial owner, and broker non-votes will have no effect on the outcome of this Proposal 3.

The Board recommends a vote “FOR” this Proposal 3.

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PROPOSAL 4. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of a majority of the votes cast is required to approve this Proposal 4.

The Board recommends a vote “FOR” this Proposal 4.

OTHER MATTERS

Unusual Machines has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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ANNEX A

THIS WARRANT AGREEMENT (this “Agreement”) is entered into as of July 24, 2026 (the “Grant Date”), by and between Unusual Machines, Inc., a Nevada corporation (the “Company”), and 8 Consulting LLC on behalf of Dr. Allan Evans (the “Holder”). This Agreement constitutes the sole instrument evidencing the Warrants (as defined below) granted to the Holder hereunder.

RECITALS

WHEREAS, the Holder serves as the Chief Executive Officer of the Company; and

WHEREAS, the Company desires to grant to the Holder warrants to purchase shares of Common Stock (as defined below) of the Company as an incentive and compensation for the Holder’s continued service to the Company in his capacity as Chief Executive Officer, subject to the terms and conditions set forth herein; and

WHEREAS, the Warrants (as defined below) are being issued by the Company to the Holder in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder; and

WHEREAS, the parties desire to set forth the terms and conditions upon which the Warrants shall be granted, shall vest, and may be exercised.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

“Business Day” means any day other than a Saturday, Sunday, or a day on which banks in New York, New York are authorized or required by law to close.

“Cashless Exercise” has the meaning set forth in Section 4.2 hereof.

“Change of Control” means (a) the acquisition by any Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of beneficial ownership of more than 50% of the outstanding voting securities of the Company; (b) a merger, consolidation, or similar transaction involving the Company, unless the holders of the Company’s voting securities immediately prior to such transaction hold more than 50% of the voting securities of the surviving entity; (c) the sale, lease, or other disposition of all or substantially all of the assets of the Company; or (d) a complete liquidation or dissolution of the Company.

“Closing Price” means, with respect to the Common Stock on any Trading Day, the closing sale price of the Common Stock as reported on the Principal Market on such Trading Day, or if no such closing sale price is reported, the last reported sale price on such Trading Day.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Exercise Price” means $25.00 per Warrant Share, subject to adjustment as provided in Article V hereof.

“Expiration Date” means the date that is five years from the Grant Date, after which date the Warrants shall expire and be of no further force or effect.

“Fair Market Value” means, with respect to the Common Stock on any date of determination, the Closing Price of the Common Stock on the Trading Day immediately preceding such date.

“Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, government, or any agency or political subdivision thereof, or any other entity.

“Principal Market” means the NYSE American, or such other national securities exchange on which the Common Stock is then listed or quoted.

“Shareholder Approval” means the approval by the shareholders of the Company, in accordance with the applicable rules and listing standards of the Principal Market.

“Target Price” means each of the per share stock price thresholds set forth in Section 3.1 hereof.

“Trading Day” means any day on which the Principal Market is open for trading.

“Vesting Date” means, with respect to each tranche of Warrants, the first Trading Day on which the applicable Target Price condition set forth in Section 3.1 has been satisfied.

“Warrants” means the warrants to purchase shares of Common Stock granted to the Holder pursuant to this Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

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ARTICLE II

GRANT OF WARRANTS

2.1 Grant. The Company hereby grants to the Holder, and this Agreement hereby certifies that, for value received, the Holder is entitled to purchase from the Company, Warrants to purchase up to 5,000,000 shares of Common Stock at the Exercise Price, subject to vesting and other terms set forth herein. This Agreement is the sole instrument evidencing the Warrants; no separate certificate or other instrument evidencing the Warrants has been or will be issued.

2.2 Term. The Warrants shall have a term commencing on the Grant Date and expiring on the Expiration Date, unless earlier terminated in accordance with the terms hereof. Any Warrants that have vested but remain unexercised as of the Expiration Date shall expire and be of no further force or effect.

2.3 Exercise Price. The exercise price per Warrant Share shall be the Exercise Price (as defined above), subject to adjustment as provided in Article V hereof.

2.4 No Listing; No Warrant Agent; Self-Administration. The Warrants are not listed, and will not be listed, for trading on any securities exchange, alternative trading system, or other trading market, and no public or private trading market for the Warrants exists or is expected to develop. The Warrants may not be traded and are transferable only as set forth in Article VI. No warrant agent, transfer agent, or other third-party agent has been or will be appointed with respect to the Warrants, and the Company shall act as its own warrant agent with respect thereto. The Company shall maintain, at its principal executive offices, a register setting forth the name and address of the Holder and the number of Warrant Shares issuable upon exercise of the Warrants (as adjusted from time to time pursuant to Article V), which register shall be conclusive absent manifest error. For the avoidance of doubt, references herein to the Principal Market pertain solely to the securities exchange on which the Common Stock, and not the Warrants, is listed, for purposes of determining the Closing Price, the achievement of the Target Prices, and satisfaction of the Shareholder Approval condition.

ARTICLE III

VESTING; SHAREHOLDER APPROVAL CONDITION

3.1 Vesting Schedule. The Warrants shall vest in five tranches of 1,000,000 Warrants each, based upon the achievement of the following stock price performance thresholds (each, a “Target Price”). A tranche of Warrants shall vest on the first Trading Day on which the average Closing Price of the Common Stock over any 20 consecutive Trading Days (the “20-Day Average”) equals or exceeds the applicable Target Price set forth below:

(a) Tranche 1: 1,000,000 Warrants shall vest when the 20-Day Average equals or exceeds $25.00 per share;

(b) Tranche 2: 1,000,000 Warrants shall vest when the 20-Day Average equals or exceeds $40.00 per share;

(c) Tranche 3: 1,000,000 Warrants shall vest when the 20-Day Average equals or exceeds $60.00 per share;

(d) Tranche 4: 1,000,000 Warrants shall vest when the 20-Day Average equals or exceeds $80.00 per share; and

(e) Tranche 5: 1,000,000 Warrants shall vest when the 20-Day Average equals or exceeds $100.00 per share.

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3.2 Cumulative Vesting; Independent Achievement. The vesting of each tranche is cumulative and non-overlapping. Once a tranche of Warrants has vested upon achievement of its applicable Target Price, such tranche shall remain vested and shall not be subject to re-vesting or forfeiture (except as otherwise provided herein); provided that if a higher Target Price threshold is achieved before a lower Target Price threshold, both the higher tranche and any lower tranche(s) whose Target Price(s) have been equaled or exceeded shall be deemed vested simultaneously. No fractional vesting shall occur; each tranche shall vest only in whole.

3.3 Shareholder Approval Condition.

(a) Condition Precedent to Vesting. Notwithstanding anything in this Agreement to the contrary, the vesting of the Warrants pursuant to Section 3.1, and the exercisability of the Warrants and the issuance of any Warrant Shares upon exercise thereof, are expressly conditioned upon and subject to the receipt of Shareholder Approval in accordance with the applicable shareholder approval rules and listing standards of the NYSE American (including, without limitation, Sections 711 and 713 of the NYSE American Company Guide, or successor provisions thereto, relating to equity compensation arrangements and related-party transactions). Until Shareholder Approval is obtained, (i) no Warrants shall vest and such Warrants remain subject to forfeiture, (ii) no Warrants may be exercised, and (iii) no Warrant Shares may be issued, notwithstanding the satisfaction of any Target Price condition set forth in Section 3.1.

(b) Company Covenant. The Company hereby covenants and agrees to use commercially reasonable efforts to seek Shareholder Approval at the 2026 annual meeting of shareholders of the Company (the “2026 Annual Meeting”). The Company shall include in its proxy statement for such meeting a proposal seeking shareholder approval of the issuance of the Warrants and the Warrant Shares as required by the rules and listing standards of the Principal Market, and shall recommend that shareholders approve such proposal.

(c) Failure to Obtain Shareholder Approval. If Shareholder Approval is not obtained at the 2026 Annual Meeting, the Company shall call a special meeting of shareholders for the purpose of seeking Shareholder Approval within four months following the 2026 Annual Meeting and within each successive four-month period thereafter until Shareholder Approval is obtained or until the Outside Date (as defined below), whichever first occurs. During such period, no Warrants shall vest, no Warrants shall be exercisable, and no Warrant Shares shall be issued. Notwithstanding the foregoing, if Shareholder Approval has not been obtained by the date that is 36 months following the Grant Date (the “Outside Date”), all Warrants that have not vested shall automatically terminate and be cancelled without any payment or other consideration to the Holder, and this Agreement shall thereupon terminate and be of no further force or effect with respect to such Warrants.

(d) Vesting Pending Approval. For the avoidance of doubt, the Target Price conditions set forth in Section 3.1 may be satisfied prior to the receipt of Shareholder Approval; provided, however, that notwithstanding the satisfaction of any such Target Price condition, no Warrants shall be deemed vested, no Warrants may be exercised, and no Warrant Shares may be issued, unless and until Shareholder Approval has been obtained. Upon receipt of Shareholder Approval, any Warrants for which the applicable Target Price condition has been satisfied prior to such date shall immediately vest.

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ARTICLE IV

EXERCISE OF WARRANTS

4.1 Cash Exercise. Subject to the terms and conditions of this Agreement (including the Shareholder Approval condition), vested Warrants may be exercised in whole or in part at any time and from time to time on or before the Expiration Date by delivery to the Company of: (a) a duly executed Notice of Exercise in the form attached hereto as Exhibit A; and (b) payment of the aggregate Exercise Price for the number of Warrant Shares as to which the Warrants are being exercised, by wire transfer of immediately available funds to an account designated by the Company or by certified or official bank check payable to the order of the Company. No surrender of this Agreement is required in connection with any exercise; the Company shall record each exercise in the register maintained pursuant to Section 2.4.

4.2 Cashless Exercise. In lieu of paying the Exercise Price in cash, the Holder may elect to exercise vested Warrants on a “cashless” or “net exercise” basis by delivering a Notice of Exercise indicating such election, in which event the Company shall issue to the Holder a number of Warrant Shares determined in accordance with the following formula:

Net Shares = [(A x B) - (A x C)] Divided by B

Where:

“A” = the total number of Warrant Shares as to which the Warrants are being exercised;

“B” = the Fair Market Value per share of Common Stock on the Trading Day immediately preceding the date of exercise; and

“C” = the Exercise Price per Warrant Share.

If the foregoing formula would result in the issuance of a fractional share, the number of Warrant Shares to be issued shall be rounded down to the nearest whole share, and no cash payment shall be made in lieu of such fractional share.

4.3 Partial Exercise. The Warrants may be exercised in whole or in part. Upon any partial exercise, the Company shall reduce the number of unexercised Warrant Shares reflected in the register maintained pursuant to Section 2.4 and, upon written request of the Holder, shall provide the Holder with written confirmation of the number of Warrant Shares remaining subject to the unexercised Warrants.

4.4 Delivery of Warrant Shares. Within five Business Days following the Company’s receipt of a duly executed Notice of Exercise and payment of the Exercise Price (or election of Cashless Exercise), the Company shall deliver or cause to be delivered to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder, or shall cause such Warrant Shares to be credited to the Holder’s account with the Company’s transfer agent through the Direct Registration System (book-entry form). All Warrant Shares so issued shall be duly authorized, validly issued, fully paid, and non-assessable.

4.5 Expiration. Any vested Warrants that remain unexercised as of 5:00 p.m., Eastern Time, on the Expiration Date shall expire and thereafter be void and of no further force or effect. Any unvested Warrants as of the Expiration Date shall also expire and be of no further force or effect.

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ARTICLE V

ANTI-DILUTION AND ADJUSTMENT PROVISIONS

5.1 Stock Splits, Combinations and Stock Dividends. If the Company at any time after the Grant Date (a) subdivides or splits its outstanding shares of Common Stock into a greater number of shares, (b) combines or reverse-splits its outstanding shares of Common Stock into a smaller number of shares, (c) issues any shares of Common Stock by reclassification, or (d) declares or pays a dividend or makes a distribution on its Common Stock payable in additional shares of Common Stock or other securities convertible into or exercisable for Common Stock (each of the foregoing, a “Share Adjustment Event”), then, effective immediately after such Share Adjustment Event: (i) the number of Warrant Shares issuable upon exercise of the Warrants shall be adjusted by multiplying the number of Warrant Shares issuable immediately prior to such Share Adjustment Event by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such Share Adjustment Event and the denominator of which is the number of shares of Common Stock outstanding immediately before such Share Adjustment Event; (ii) the Exercise Price shall be adjusted by dividing the Exercise Price in effect immediately prior to such Share Adjustment Event by the same fraction described in clause (i) above, such that the aggregate Exercise Price payable for all Warrant Shares remains unchanged; and (iii) each Target Price set forth in Section 3.1 shall be proportionately adjusted using the same fraction described in clause (i) above.

5.2 Fundamental Transactions. If at any time while the Warrants are outstanding, (a) a Change of Control occurs, (b) the Company, directly or indirectly, effects any merger, consolidation, or similar transaction with or into another Person that does not otherwise constitute a Change of Control, (c) the Company effects any sale, lease, or disposition of all or substantially all of its assets that does not otherwise constitute a Change of Control, or (d) any tender offer or exchange offer is completed pursuant to which holders of Common Stock are permitted to sell, tender, or exchange their shares for other securities, cash, or property (each of the foregoing, a “Fundamental Transaction”), then:

(i) the successor entity or acquiring Person (the “Successor Entity”) shall assume the obligations of the Company under this Agreement and the Warrants, with appropriate adjustments to the Exercise Price and number and kind of securities issuable upon exercise, such that the Holder shall thereafter be entitled to receive upon exercise of the Warrants the same kind and amount of securities, cash, or property as the Holder would have received had the Holder exercised the Warrants immediately prior to such Fundamental Transaction; or

(ii) if such assumption is not effected, the Company or the Successor Entity shall, at the election of the Holder (to be made by written notice within 30 days following the consummation of such Fundamental Transaction), either (A) purchase the Warrants from the Holder for a cash amount equal to the Black-Scholes value of the remaining unexercised portion of the Warrants as of the date of consummation of such Fundamental Transaction (using a volatility assumption equal to the greater of (x) the 100-day historical volatility of the Common Stock and (y) the 100-day historical volatility of the acquirer’s common stock, and assuming a risk-free rate equal to the U.S. Treasury rate for the remaining term of the Warrants), or (B) provide the Holder a reasonable period of not less than 15 days’ prior written notice to exercise any vested Warrants prior to the consummation of such Fundamental Transaction.

5.3 Certificate of Adjustment. Whenever the Exercise Price, the number of Warrant Shares, or the Target Prices are adjusted pursuant to this Article V, the Company shall promptly deliver to the Holder a certificate signed by the Company’s Chief Financial Officer setting forth the adjusted Exercise Price, the adjusted number of Warrant Shares, and any adjusted Target Prices, and setting forth in reasonable detail the facts requiring such adjustment and the calculation thereof.

5.4 Notice of Corporate Events. If the Company proposes to (a) declare any dividend or distribution on the Common Stock, (b) effect any stock split, combination, or reclassification of Common Stock, (c) grant to holders of Common Stock any rights to subscribe for or purchase any shares of stock of any class, or (d) effect a Fundamental Transaction, the Company shall provide the Holder with written notice thereof not less than 20 Trading Days prior to the applicable record date or effective date.

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ARTICLE VI

TRANSFER RESTRICTIONS AND LEGENDS

6.1 Transfer Restrictions. The Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws and may not be sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of (each, a “Transfer”) except: (a) by will or the laws of descent and distribution; (b) with the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion; or (c) pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration thereunder.

Any attempted Transfer of the Warrants or Warrant Shares in violation of this Section 6.1 shall be null and void and of no force or effect. The Company shall not be required to register any Transfer of the Warrants or Warrant Shares not made in compliance with this Section 6.1.

6.2 Compliance with Securities Laws. The Holder acknowledges and agrees that any Transfer of the Warrants or Warrant Shares must be made in compliance with the Securities Act, applicable state securities laws, and the rules and regulations promulgated thereunder. The Company may require, as a condition to any Transfer, that the transferee deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act.

6.3 Legends. This Agreement (which evidences the Warrants) and any certificate(s) representing Warrant Shares issued upon exercise of the Warrants shall bear the following restrictive legends:

(a) Securities Act Legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE ISSUANCE OF THESE SECURITIES WAS MADE IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(a)(2) OF THE ACT AND RULE 506 OF REGULATION D PROMULGATED THEREUNDER.”

(b) Transfer Restriction Legend:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THIS WARRANT AGREEMENT. NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS AS ARE HEREIN SET FORTH HAVE BEEN FULFILLED.”

(c) Shareholder Approval Legend:

“THE WARRANTS REPRESENTED HEREBY ARE NOT EXERCISABLE AND NO SHARES OF COMMON STOCK MAY BE ISSUED UPON EXERCISE HEREOF UNTIL SHAREHOLDER APPROVAL HAS BEEN OBTAINED IN ACCORDANCE WITH THE APPLICABLE RULES AND LISTING STANDARDS OF THE NYSE AMERICAN. UPON RECEIPT OF SHAREHOLDER APPROVAL, THE HOLDER MAY REQUEST REMOVAL OF THIS LEGEND BY WRITTEN NOTICE TO THE COMPANY.”

Upon receipt of Shareholder Approval, the legend set forth in Section 6.3(c) shall cease to apply to this Agreement and to any certificate(s) representing Warrant Shares issued thereafter. The legends set forth in Sections 6.3(a) and 6.3(b) shall cease to apply upon delivery to the Company of an opinion of counsel reasonably satisfactory to the Company that such legends are no longer required under applicable law. The Company shall provide the Holder with written acknowledgment of the removal of any legend pursuant to this Section 6.3 upon request.

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Holder as follows:

7.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as presently conducted.

7.2 Corporate Power and Authority. The Company has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement and to issue the Warrants and the Warrant Shares upon exercise thereof (subject to receipt of Shareholder Approval to the extent required by the rules and listing standards of the Principal Market).

7.3 Due Authorization. The execution, delivery, and performance of this Agreement by the Company, and the issuance of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company (including approval by the Board of Directors or a duly authorized committee thereof), and no further corporate authorization is required on the part of the Company (other than Shareholder Approval as contemplated herein).

7.4 No Conflicts. The execution, delivery, and performance of this Agreement by the Company and the issuance of the Warrants and Warrant Shares do not and will not (a) violate or conflict with the Company’s articles of incorporation or bylaws, each as amended to date, (b) violate or conflict with any law, rule, regulation, order, judgment, or decree applicable to the Company, or (c) result in a breach of, or constitute a default under, any material agreement to which the Company is a party.

7.5 Valid Issuance. The Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance with this Agreement and upon payment of the Exercise Price (or Cashless Exercise), will be duly authorized, validly issued, fully paid, and non-assessable, free and clear of all liens, encumbrances, and preemptive rights (other than restrictions on transfer set forth herein and under applicable securities laws).

7.6 Listing Compliance. The Company’s Common Stock is listed on the NYSE American. The Company is in compliance in all material respects with the applicable listing rules and standards of the NYSE American. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the NYSE American (or a successor national securities exchange) during the term of this Agreement and to cause the Warrant Shares, when issued, to be listed on such exchange.

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ARTICLE VIII

REPRESENTATIONS AND WARRANTIES OF THE HOLDER

The Holder hereby represents and warrants to the Company as follows:

8.1 Investment Intent. The Holder is acquiring the Warrants and, upon exercise, will acquire the Warrant Shares, for his own account for investment purposes only and not with a view to, or for sale in connection with, any distribution or resale thereof within the meaning of the Securities Act. The Holder has no present intention of selling, granting any participation in, or otherwise distributing any of the Warrants or Warrant Shares.

8.2 Accredited Investor. The Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, by virtue of his status as an executive officer of the Company (as contemplated by Rule 501(a)(4) thereof).

8.3 Access to Information. The Holder, by reason of Dr. Evans’ position as Chief Executive Officer of the Company, has access to all material information regarding the Company, its business, operations, financial condition, and prospects, and has had full opportunity to ask questions of, and receive answers from, the Company’s management concerning the Company and the terms and conditions of this Agreement. The Holder has received or has had access to all information that the Holder has deemed necessary or appropriate to make an informed investment decision with respect to the Warrants.

8.4 Knowledge and Experience. The Holder has such knowledge, sophistication, and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants and the Warrant Shares, and the Holder is able to bear the economic risk of such investment, including the possible loss of the entire investment.

8.5 Restricted Securities. The Holder understands and acknowledges that: (a) the Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws; (b) the Warrants and Warrant Shares are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act; (c) the Warrants and Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available; and (d) the Company is under no obligation to register the Warrants or the Warrant Shares.

8.6 No General Solicitation. The Holder acknowledges that neither the Company nor any Person acting on the Company’s behalf has offered or sold the Warrants by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

8.7 Reliance. The Holder understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of the Holder set forth herein in order to determine the availability of the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder for the issuance of the Warrants.

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ARTICLE IX

MISCELLANEOUS

9.1 No Rights as Stockholder. Prior to the exercise of the Warrants and the issuance of the Warrant Shares, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to the Warrant Shares, including, without limitation, the right to vote, receive dividends or other distributions, or receive notice of or attend any meeting of stockholders.

9.2 Reservation of Shares. The Company shall at all times while the Warrants are outstanding reserve and keep available out of its authorized but unissued shares of Common Stock (or treasury shares) such number of shares as shall be sufficient to permit the exercise in full of all outstanding Warrants.

9.3 Notices. Any notice, request, demand, or other communication under this Agreement must be in writing and will be deemed given: (a) when delivered, if delivered in person; (b) on the next Business Day after deposit with a nationally recognized overnight courier, with delivery charges prepaid; (c) on the third Business Day after mailing, if sent by certified or registered mail, return receipt requested, postage prepaid; or (d) when sent (as shown in the sender’s transmission records), if sent by email to the email address specified below, unless the sender receives an automated message that the email was undeliverable. Each Party must send notices to the other Party at the following address or email (or any other address or email designated in writing by that Party):

If to the Company: Unusual Machines, Inc. 5728 Major Blvd., Ste. 250 Orlando, Florida 32819 [EMAIL] Attention:	If to the Holder: Dr. Allan Evans [ADDRESS] _________________________ [EMAIL]

or to such other address as either party may designate in writing from time to time in accordance with this Section 9.3.

9.4 Amendment. This Agreement may not be amended, modified, or supplemented except by a written instrument duly executed by both the Company and the Holder.

9.5 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable under applicable law, such provision shall be modified to the minimum extent necessary to make it valid, legal, and enforceable, or if such modification is not possible, such provision shall be severed from this Agreement, and the remaining provisions shall continue in full force and effect.

9.6 Entire Agreement. This Agreement (including the exhibits hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, relating to such subject matter.

9.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile or electronic transmission (including .pdf) shall be deemed to be, and shall have the same legal effect as, execution and delivery of an original.

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9.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns. The Holder may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as expressly permitted in Article VI.

9.9 Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its terms or were otherwise breached. Accordingly, each party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any breach or threatened breach of this Agreement, without the necessity of proving actual damages or posting any bond or other security.

9.10 Waiver. No waiver of any breach or default under this Agreement shall be deemed to be a waiver of any preceding or subsequent breach or default. No waiver shall be effective unless made in writing and signed by the waiving party.

9.11 Further Assurances. Each party shall execute and deliver such additional documents and instruments and take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.12 Headings. The headings, captions, and article and section numbers in this Agreement are inserted for convenience of reference only and shall not be deemed to be a part of this Agreement or used in the construction or interpretation hereof.

9.13 Construction. As used in this Agreement, unless the context otherwise requires: (a) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement; (b) the term “Section” refers to the specified Section of this Agreement; (c) the word “including” means “including, without limitation”; (d) references to any Person include such Person’s successors and permitted assigns; and (e) the terms “dollars” and “$” mean United States dollars.

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ARTICLE X

GOVERNING LAW AND JURISDICTION

10.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to any choice-of-law or conflict-of-law rules or principles that would cause the application of the laws of any other jurisdiction.

10.2 Jurisdiction; Venue. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Clark County, Nevada, for the purposes of any action, suit, or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives any objection it may have to the laying of venue of any such action, suit, or proceeding in any such court and any claim that any such action, suit, or proceeding has been brought in an inconvenient forum.

10.3 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first written above.

UNUSUAL MACHINES, INC. By: _________________________ Name: Title: ________________________	HOLDER _________________________ Name: Dr. Allan Evans

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EXHIBIT A

FORM OF NOTICE OF EXERCISE

To: Unusual Machines, Inc.

[Address]

[City, State ZIP]

Attention: [Corporate Secretary]

Reference is hereby made to that certain Warrant Agreement dated [__], 2026 (the “Warrant Agreement”), by and between Unusual Machines, Inc. (the “Company”) and 8 Consulting LLC on behalf of Dr. Allan Evans (the “Holder”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Warrant Agreement.

The undersigned Holder hereby irrevocably elects to exercise Warrants to purchase ______________ shares of Common Stock of the Company (the “Exercise Shares”) pursuant to the Warrant Agreement.

The Holder elects to exercise the Warrants as follows (check one):

[ ] Cash Exercise. The Holder hereby tenders payment of the aggregate Exercise Price in the amount of $______________ by [wire transfer / certified check] in accordance with Section 4.1 of the Warrant Agreement.

[ ] Cashless Exercise. The Holder hereby elects to exercise on a cashless (net exercise) basis pursuant to Section 4.2 of the Warrant Agreement. Based on a Fair Market Value of $______________ per share, the net number of Warrant Shares to be issued to the Holder is ______________ shares (calculated in accordance with the formula set forth in Section 4.2 of the Warrant Agreement).

The Holder requests that the Exercise Shares be issued in the name of the Holder and delivered as follows:

[ ] Certificate(s) representing the Exercise Shares to be delivered to:

Name: ____________________________

Address: __________________________

[ ] Book-entry credit via the Direct Registration System to the Holder’s account with the Company’s transfer agent.

The Holder hereby represents and warrants that the representations and warranties set forth in Article VIII of the Warrant Agreement remain true and correct as of the date hereof.

Date: ____________________

HOLDER:

________________________________________

Dr. Allan Evans, Manager

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNUSUAL MACHINES, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:		[ ]	[ ]	[ ]
1.	Elect five directors for a one-year term expiring at the next annual meeting of stockholders.

Nominees:

	01) Dr. Allan Evans 02) Cristina A. Colón 03) Robert Lowry	04) Sanford Rich 05) Jeffrey Thompson

The Board of Directors recommends you vote “FOR” Proposals 2, 3 and 4.		For	Against	Abstain

2.	Ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026.	[ ]	[ ]	[ ]

3.	Approve the warrant grant to the Company’s Chief Executive Officer.	[ ]	[ ]	[ ]

4.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.	[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com

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UNUSUAL MACHINES, INC.

Annual Meeting of Stockholders

October 5, 2026 11:00 AM, ET

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Allan Evans and Brian Hoff, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of UNUSUAL MACHINES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on October 5, 2026, virtually via live webcast at www.virtualshareholdermeeting.com/UMAC2026 , and any adjournment or postponement thereof. No in-person meeting will be held.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side